UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2020

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Congress Avenue, Suite 100B, Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)
(561) 998-2232
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement

On June 30, 2020, Cross Country Healthcare, Inc. (the "Company") amended its ABL Credit Agreement dated October 25, 2019 among the Company, substantially all of its wholly-owned subsidiaries, PNC Bank N.A., as lender, and Wells Fargo Bank N.A., as lender and administrative agent. The amended ABL Credit Agreement increases the current aggregate committed size of the asset-based credit facility from $120.0 million to $130.0 million. All other terms, conditions, covenants, and pricing of the ABL Credit Agreement remain the same.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended ABL Credit Agreement as filed as Exhibit 10.1 to this Form 8-K.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into Item 2.03 by reference.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2020 and as part of the registrant’s response to the current economic environment resulting from the COVID-19 pandemic, the Company’s Board of Directors approved a 10% reduction in base salary for the following executive officers: William Burns, EVP and Chief Financial Officer, Buffy White, EVP and Group President Workforce Solutions & Services, Stephen Saville, EVP Operations, and Susan Ball, EVP and General Counsel. The 10% reduction is expected to continue until December 31, 2020, and will not impact other compensation elements such as short-term incentives. Effective July 1, 2020, their new base salaries are as follows: Mr. Burns, $472,500; Ms. White, $387,000; Mr. Saville, $387,000; and Ms. Ball, $378,000.

Item 9.01   Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

10.1
Amendment No. 1 to ABL Credit Agreement, dated as of June 30, 2020, by and among Cross Country Healthcare, Inc. and certain of its domestic subsidiaries as borrowers or guarantors, PNC Bank N.A., as lender, and Wells Fargo Bank N.A., as administrative agent, collateral agent, and lender

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	June 30, 2020	By:	/s/ William J. Burns
Name: William J. Burns
Title: Executive Vice President and Chief Financial Officer